Vanguard Pacific Stock Index Fund Investment Strategy - Admiral Prospectus [Member] - Vanguard Pacific Stock Index Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an indexing investment approach designed to track the performance of the FTSE Developed Asia Pacific All Cap Index (the “Target Index”), a market-capitalization weighted index that is made up of common stocks of companies located in Asia/Pacific region. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as those in its Target Index and in approximately the same proportions.